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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                       Current Report Pursuant to Section 13 or
                         15(d) of The Securities Act of 1934



                  Date of Report (Date of earliest event reported):
                          October 9, 1998 (October 8, 1998)



                              RECYCLING INDUSTRIES, INC.
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                (Exact name of registrant as specified in its charter)


Colorado                        0-20179             84-1103445
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(State or other               (Commission         (I.R.S. Employer
 jurisdiction                  File Number)        Identification
of incorporation)                                     Number)




                         9780 South Meridian Blvd., Suite 180
                              Englewood, Colorado  80112
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                 (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (303) 790-7372


                                    Not Applicable
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            (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective October 8, 1998, the Audit Committee recommended and the Board appointed AJ. Robbins, PC, as the Registrant's independent public accountant. AJ. Robbins, PC was the Registrants Principal independent accountant until March 1996 and auditor of a significant subsidiary until December 19, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b) FINANCIAL STATEMENTS.

          None

(c)  EXHIBITS

          None

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RECYCLING INDUSTRIES, INC.



Date: October 9, 1998


                                        By /s/ Thomas J. Wiens
                                           -------------------------------
                                        Thomas J. Wiens, Chairman and
                                        CEO